Taubman Centers, Inc.	T 248.258.6800
200 East Long Lake Road	www.taubman.com
Suite 300
Bloomfield Hills, Michigan
48304-2324

CONTACT:

Barbara Baker
Taubman, Vice President, Investor Relations
248-258-7367
bbaker@taubman.com

FOR IMMEDIATE RELEASE

TAUBMAN CENTERS ISSUES STRONG SECOND QUARTER RESULTS

•	Funds from Operations (FFO) Per Share Up 19.7%

•	Net Operating Income (NOI) Excluding Lease Cancellation Income Up 8.2%

•	Sales Per Square Foot and Occupancy Up Substantially

•	Company Increases Guidance

BLOOMFIELD HILLS, Mich., July 26, 2012 - - Taubman Centers, Inc. (NYSE: TCO) today reported financial results for the second quarter of 2012.

	June 30, 2012 Three Months Ended	June 30, 2011 Three Months Ended	June 30, 2012 Six Months Ended	June 30, 2011 Six Months Ended
Net income allocable to common shareholders per diluted share (EPS)	$0.27	$0.15	$0.57	$0.34
Funds from Operations (FFO) per diluted share Growth rate	$0.73 19.7%	$0.61	$1.47 18.5%	$1.24
FFO per diluted share (excluding The Pier Shops and Regency Square) Growth rate	$0.73 9.0%	$0.67	$1.47 8.9%	$1.35

“These strong results were propelled by increases in rents and recoveries at our centers,” said Robert S. Taubman, chairman, president and chief executive officer of Taubman Centers. “The organic core growth we experienced was augmented by the solid performance of our newest center, City Creek Center (Salt Lake City, Utah), which opened in March 2012.”

Healthy Sales, Leased Space, Occupancy, Rent, and NOI Increases

Mall tenant sales per square foot increased 8.4 percent for the three months ended June 30, 2012 and 10.8 percent for the six months ended June 30, 2012. The company's 12-month trailing mall tenant sales per square foot reached a record $672, up 12 percent from June 30, 2011.

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Leased space in comparable centers for Taubman's portfolio was 92.2 percent on June 30, 2012, up 1.3 percent from 90.9 percent on June 30, 2011. Ending occupancy in comparable centers was 90.2 percent on June 30, 2012, up 2 percent from 88.2 percent on June 30, 2011.

Average rent per square foot for the second quarter of 2012 was $47.07, up a healthy 3.8 percent from $45.36 in the second quarter of 2011. For the six months ended June 30, 2012, average rent per square foot was $46.52, up from $45.30 in the six months ended June 30, 2011.

NOI excluding lease cancellation income was up 8.2 percent for the three months ended June 30, 2012, bringing 2012 year-to-date growth to 8.8 percent. "Occupancy and rental rate increases continue to drive robust NOI growth," said Mr. Taubman. "While increases in sales per square foot moderated from the double-digit sales increases we saw for the previous nine quarters, retailer sentiment remains very positive. Leasing activity continues to be strong and retail bankruptcies remain at historic lows."

Favorable Financings

In mid-June, the company completed a $320 million, 10-year, non-recourse financing on its 79 percent owned Westfarms mall (West Hartford, Conn.). The loan bears interest at an all-in fixed rate of 4.53 percent. The company received approximately $110 million as its share of the excess proceeds, which it used to pay down its revolving credit facilities.

The company is also finalizing attractive refinancings at The Mall at Millenia (Orlando, Fla.) and Sunvalley (Concord, Calif.), with both refinancings anticipated to close by year end.

2012 Guidance Increased

The company is increasing its guidance on 2012 FFO per diluted share to $3.22 to $3.27 and 2012 Adjusted FFO per share to the range of $3.24 to $3.29. 2012 Adjusted FFO guidance excludes a charge relating to the early refinancing of the loan on The Mall at Millenia. The company is also increasing its guidance on 2012 EPS to $1.27 to $1.37. This guidance now assumes comparable center NOI growth, excluding lease cancellation income, in the range of 5 to 6 percent for the year, up from about 4 percent previously.

The company's previous guidance on 2012 FFO per diluted share was a range of $3.18 to $3.25 and its previous guidance on 2012 EPS was a range of $1.20 to $1.32.

Supplemental Investor Information Available

The company provides supplemental investor information along with its earnings announcements, available online at www.taubman.com under “Investor Relations.” This includes the following:

•	Income Statements

•	Earnings Reconciliations

•	Changes in Funds from Operations and Earnings Per Share

•	Components of Other Income, Other Operating Expense, and Nonoperating Income

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•	Recoveries Ratio Analysis

•	Balance Sheets

•	Debt Summary

•	Other Debt, Equity and Certain Balance Sheet Information

•	Construction

•	Acquisitions

•	Capital Spending

•	Operational Statistics

•	Owned Centers

•	Major Tenants in Owned Portfolio

•	Anchors in Owned Portfolio

•	Operating Statistics Glossary

Investor Conference Call

The company will host a conference call at 10:00 AM Eastern Daylight Time on Friday, July 27 to discuss these results, business conditions and the company's outlook for the remainder of 2012. The conference call will be simulcast at www.taubman.com under “Investor Relations” as well as www.earnings.com and www.streetevents.com. An online replay will follow shortly after the call and continue for approximately 90 days.

Taubman Centers is a real estate investment trust engaged in the development, leasing and management of regional and super regional shopping centers. Taubman's 27 U.S. owned, leased and/or managed properties, the most productive in the publicly held U.S. regional mall industry, serve major markets from coast to coast. Taubman Centers is headquartered in Bloomfield Hills, Michigan, and its Taubman Asia subsidiary is headquartered in Hong Kong. For more information about Taubman, visit www.taubman.com.

For ease of use, references in this press release to “Taubman Centers,” “company,” “Taubman” or an operating platform mean Taubman Centers, Inc. and/or one or more of a number of separate, affiliated entities. Business is actually conducted by an affiliated entity rather than Taubman Centers, Inc. itself or the named operating platform.

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management's current views with respect to future events and financial performance. The forward-looking statements included in this release are made as of the date hereof. Except as required by law, we assume no obligation to update these forward-looking statements, even if new information becomes available in the future. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to the global credit environment and the continuing impacts of the recent U.S. recession, other changes in general economic and real estate conditions, changes in the interest rate environment and the availability of financing, adverse changes in the retail industry, general development risks, and integration and other acquisition risks. Other risks and uncertainties are discussed in the company's filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K.

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Taubman Centers/4

TAUBMAN CENTERS, INC.
Table 1 - Summary of Results
For the Periods Ended June 30, 2012 and 2011
(in thousands of dollars, except as indicated)

	Three Months Ended		Year to Date
	2012	2011	2012	2011

Income from continuing operations	31,448	26,859	63,625	57,428
Income (loss) from discontinued operations		(6,569)		(12,694)
Net income	31,448	20,290	63,625	44,734
Noncontrolling share of income of consolidated joint ventures	(2,875)	(2,785)	(4,709)	(6,170)
Noncontrolling share of income of TRG - continuing operations	(8,138)	(6,538)	(16,889)	(14,149)
Noncontrolling share of loss of TRG - discontinued operations		2,032		3,954
TRG series F preferred distributions		(615)		(1,230)
Preferred stock dividends	(3,659)	(3,659)	(7,317)	(7,317)
Distributions to participating securities of TRG	(403)	(381)	(806)	(762)
Net income attributable to Taubman Centers, Inc. common shareowners	16,373	8,344	33,904	19,060
Net income per common share - basic	0.28	0.15	0.58	0.34
Net income per common share - diluted	0.27	0.15	0.57	0.34
Beneficial interest in EBITDA - Consolidated Businesses (1)	84,288	72,528	170,272	146,991
Beneficial interest in EBITDA - Unconsolidated Joint Ventures (1)	24,759	23,511	49,865	47,220
Funds from Operations (1)	63,520	51,226	128,672	103,955
Funds from Operations attributable to TCO (1)	43,815	35,383	88,605	71,563
Funds from Operations per common share - basic (1)	0.75	0.63	1.51	1.28
Funds from Operations per common share - diluted (1)	0.73	0.61	1.47	1.24
Weighted average number of common shares outstanding - basic	58,789,737	56,186,216	58,518,442	55,875,329
Weighted average number of common shares outstanding - diluted	60,201,385	57,769,465	60,054,622	57,376,876
Common shares outstanding at end of period	58,812,588	57,889,530
Weighted average units - Operating Partnership - basic	85,229,124	81,345,102	84,978,006	81,162,051
Weighted average units - Operating Partnership - diluted	87,512,034	83,799,613	87,385,448	83,534,859
Units outstanding at end of period - Operating Partnership	85,244,196	83,048,416
Ownership percentage of the Operating Partnership at end of period	69.0%	69.7%
Number of owned shopping centers at end of period	24	23	24	23

Operating Statistics (2):
Net Operating Income excluding lease cancellation income - growth % (3)	8.2%		8.8%
Mall tenant sales - all centers (4)	1,396,440	1,182,236	2,750,258	2,297,187
Mall tenant sales - comparable (3)(4)	1,291,277	1,182,236	2,556,334	2,297,187
Ending occupancy - all centers	90.1%	88.2%	90.1%	88.2%
Ending occupancy - comparable (3)	90.2%	88.2%	90.2%	88.2%
Average occupancy - all centers	89.9%	88.2%	89.8%	88.2%
Average occupancy - comparable (3)	90.0%	88.2%	89.8%	88.2%
Leased space - all centers	92.3%	90.9%	92.3%	90.9%
Leased space - comparable (3)	92.2%	90.9%	92.2%	90.9%
All centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (4)	13.1%	13.8%	13.2%	14.3%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (4)	12.8%	12.6%	12.4%	12.9%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (4)	13.0%	13.4%	12.9%	13.8%
Comparable centers:
Mall tenant occupancy costs as a percentage of tenant sales - Consolidated Businesses (3)(4)	13.4%	13.8%	13.5%	14.3%
Mall tenant occupancy costs as a percentage of tenant sales - Unconsolidated Joint Ventures (4)	12.8%	12.6%	12.4%	12.9%
Mall tenant occupancy costs as a percentage of tenant sales - Combined (3)(4)	13.2%	13.4%	13.2%	13.8%
Average rent per square foot - Consolidated Businesses (3)	47.60	45.44	47.18	45.36
Average rent per square foot - Unconsolidated Joint Ventures	45.94	45.20	45.13	45.14
Average rent per square foot - Combined (3)	47.07	45.36	46.52	45.30

Taubman Centers/5

(1)
Beneficial Interest in EBITDA represents the Operating Partnership’s share of the earnings before interest, income taxes, and depreciation and amortization of its consolidated and unconsolidated businesses. The Company believes Beneficial Interest in EBITDA provides a useful indicator of operating performance, as it is customary in the real estate and shopping center business to evaluate the performance of properties on a basis unaffected by capital structure.

The Company uses Net Operating Income (NOI), as an alternative measure to evaluate the operating performance of centers, both on individual and stabilized portfolio bases. The Company defines NOI as property-level operating revenues (includes rental income excluding straight-line adjustments of minimum rent) less maintenance, taxes, utilities, promotion, ground rent (including straight-line adjustments), and other property operating expenses. Since NOI excludes general and administrative expenses, pre-development charges, interest income and expense, depreciation and amortization, impairment charges, restructuring charges, and gains from land and property dispositions, it provides a performance measure that, when compared period over period, reflects the revenues and expenses most directly associated with owning and operating rental properties, as well as the impact on their operations from trends in tenant sales, occupancy and rental rates, and operating costs. The Company also uses NOI excluding lease cancellation income as an alternative measure because this income may vary significantly from period to period, which can affect comparability and trend analysis. The Company generally provides separate projections for expected comparable center NOI growth and lease cancellation income. Comparable centers are generally defined as centers that were owned and open for the entire current and preceding period presented.

The National Association of Real Estate Investment Trusts (NAREIT) defines Funds from Operations (FFO) as net income (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items and sales of properties and impairment write-downs of depreciable real estate, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. The Company believes that FFO is a useful supplemental measure of operating performance for REITs. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, the Company and most industry investors and analysts have considered presentations of operating results that exclude historical cost depreciation to be useful in evaluating the operating performance of REITs.

The Company primarily uses FFO in measuring operating performance and in formulating corporate goals and compensation. The Company may also present adjusted versions of NOI, Beneficial Interest in EBITDA, and FFO when used by management to evaluate operating performance when certain significant items have impacted results that affect comparability with prior or future periods due to the nature or amounts of these items. In the reconciliations in Tables 4 and 5 of this Press Release, the Company has separately presented the prior year impacts of The Pier Shops and Regency Square, as the titles for these centers were transferred to the lenders and operations of these centers have been reclassified to discontinued operations.

These non-GAAP measures as presented by the Company are not necessarily comparable to similarly titled measures used by other REITs due to the fact that not all REITs use the same definitions. These measures should not be considered alternatives to net income or as an indicator of the Company's operating performance. Additionally, these measures do not represent cash flows from operating, investing or financing activities as defined by GAAP.

(2)	Statistics exclude The Pier Shops and Regency Square.

(3)	Statistics exclude non-comparable centers.

(4)	Based on reports of sales furnished by mall tenants.

Taubman Centers/6

TAUBMAN CENTERS, INC.
Table 2 - Income Statement
For the Three Months Ended June 30, 2012 and 2011
(in thousands of dollars)
	2012		2011
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	98,940	40,570	83,759	38,564
Percentage rents	2,049	1,228	1,550	936
Expense recoveries	62,215	23,573	54,268	21,966
Management, leasing, and development services	8,559		4,480
Other	7,702	1,400	5,350	1,452
Total revenues	179,465	66,771	149,407	62,918

EXPENSES:
Maintenance, taxes, utilities, and promotion	48,903	17,505	43,848	16,293
Other operating	19,922	4,258	15,804	3,632
Management, leasing, and development services	6,987		2,323
General and administrative	10,043		8,005
Interest expense	36,676	15,823	29,691	13,949
Depreciation and amortization	36,235	9,019	34,424	9,203
Total expenses	158,766	46,605	134,095	43,077

Nonoperating income	71	(7)	656	5
	20,770	20,159	15,968	19,846
Income tax (expense) benefit	(492)		5
Equity in income of Unconsolidated Joint Ventures	11,170		10,886

Income from continuing operations	31,448		26,859
Discontinued operations (2):
EBITDA			1,115
Interest expense			(5,779)
Depreciation and amortization			(1,905)
Income (loss) from discontinued operations			(6,569)

Net income	31,448		20,290
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(2,875)		(2,785)
TRG series F preferred distributions			(615)
Noncontrolling share of income of TRG - continuing operations	(8,138)		(6,538)
Noncontrolling share of loss of TRG - discontinued operations			2,032
Distributions to participating securities of TRG	(403)		(381)
Preferred stock dividends	(3,659)		(3,659)
Net income attributable to Taubman Centers, Inc. common shareowners	16,373		8,344

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	93,681	45,001	81,198	42,998
EBITDA - outside partners' share	(9,393)	(20,242)	(8,670)	(19,487)
Beneficial interest in EBITDA	84,288	24,759	72,528	23,511
Beneficial interest expense	(32,473)	(8,225)	(32,727)	(7,247)
Beneficial income tax (expense) benefit	(515)		5
Non-real estate depreciation	(655)		(570)
Preferred dividends and distributions	(3,659)		(4,274)
Funds from Operations contribution	46,986	16,534	34,962	16,264

Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	1,014	115	38	28

Purchase accounting adjustments - minimum rents	186

Purchase accounting adjustments - interest expense reduction	(858)

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2) Includes the operations of Regency Square and The Pier Shops.

Taubman Centers/7

TAUBMAN CENTERS, INC.
Table 3 - Income Statement
For the Six Months Ended June 30, 2012 and 2011
(in thousands of dollars)
	2012		2011
	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)	CONSOLIDATED BUSINESSES	UNCONSOLIDATED JOINT VENTURES (1)
REVENUES:
Minimum rents	192,684	79,197	166,640	77,355
Percentage rents	6,452	3,431	4,854	2,293
Expense recoveries	118,692	46,337	105,705	44,196
Management, leasing, and development services	17,207		10,340
Other	13,694	3,116	11,502	2,433
Total revenues	348,729	132,081	299,041	126,277

EXPENSES:
Maintenance, taxes, utilities, and promotion	90,601	33,614	84,512	32,473
Other operating	36,232	7,880	32,883	7,396
Management, leasing, and development services	15,509		4,603
General and administrative	18,450		15,289
Interest expense	74,203	31,490	59,465	29,545
Depreciation and amortization	72,669	17,595	66,449	18,578
Total expenses	307,664	90,579	263,201	87,992

Nonoperating income	195	1	761	10
	41,260	41,503	36,601	38,295
Income tax expense	(706)		(205)
Equity in income of Unconsolidated Joint Ventures	23,071		21,032

Income from continuing operations	63,625		57,428
Discontinued operations (2):
EBITDA			1,995
Interest expense			(11,020)
Depreciation and amortization			(3,669)
Income (loss) from discontinued operations			(12,694)

Net income	63,625		44,734
Net income attributable to noncontrolling interests:
Noncontrolling share of income of consolidated joint ventures	(4,709)		(6,170)
TRG series F preferred distributions			(1,230)
Noncontrolling share of income of TRG - continuing operations	(16,889)		(14,149)
Noncontrolling share of loss of TRG - discontinued operations			3,954
Distributions to participating securities of TRG	(806)		(762)
Preferred stock dividends	(7,317)		(7,317)
Net income attributable to Taubman Centers, Inc. common shareowners	33,904		19,060

SUPPLEMENTAL INFORMATION:
EBITDA - 100%	188,132	90,588	164,510	86,418
EBITDA - outside partners' share	(17,860)	(40,723)	(17,519)	(39,198)
Beneficial interest in EBITDA	170,272	49,865	146,991	47,220
Beneficial interest expense	(65,794)	(16,319)	(64,843)	(15,324)
Beneficial income tax expense	(726)		(205)
Non-real estate depreciation	(1,309)		(1,337)
Preferred dividends and distributions	(7,317)		(8,547)
Funds from Operations contribution	95,126	33,546	72,059	31,896

Net straight-line adjustments to rental revenue, recoveries,
and ground rent expense at TRG %	1,266	173	(157)	56

Purchase accounting adjustments - minimum rents	399

Purchase accounting adjustments - interest expense reduction	(1,715)

(1)
With the exception of the Supplemental Information, amounts include 100% of the Unconsolidated Joint Ventures. Amounts are net of intercompany transactions. The Unconsolidated Joint Ventures are presented at 100% in order to allow for measurement of their performance as a whole, without regard to the Company's ownership interest. In its consolidated financial statements, the Company accounts for its investments in the Unconsolidated Joint Ventures under the equity method.

(2) Includes the operations of Regency Square and The Pier Shops.

Taubman Centers/8

TAUBMAN CENTERS, INC.
Table 4 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations
For the Three Months Ended June 30, 2012 and 2011
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2012			2011
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	16,373	58,789,737	0.28	8,344	56,186,216	0.15

Add impact of share-based compensation	134	1,411,648		86	1,583,249

Net income attributable to TCO common shareowners - Diluted	16,507	60,201,385	0.27	8,430	57,769,465	0.15

Add depreciation of TCO's additional basis	1,721		0.03	1,720		0.03

Net income attributable to TCO common shareowners,
excluding step-up depreciation	18,228	60,201,385	0.30	10,150	57,769,465	0.18

Add:
Noncontrolling share of income of TRG - continuing operations	8,138	26,439,387		6,538	25,158,886
Noncontrolling share of loss of TRG - discontinued operations				(2,032)
Distributions to participating securities	403	871,262		381	871,262

Net income attributable to partnership unitholders
and participating securities	26,769	87,512,034	0.31	15,037	83,799,613	0.18

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	36,235		0.41	34,424		0.41
Consolidated businesses at 100% - discontinued operations				1,905		0.02
Depreciation of TCO's additional basis	(1,721)		(0.02)	(1,720)		(0.02)
Noncontrolling partners in consolidated joint ventures	(2,338)		(0.03)	(3,142)		(0.04)
Share of Unconsolidated Joint Ventures	5,364		0.06	5,378		0.06
Non-real estate depreciation	(655)		(0.01)	(570)		(0.01)

Less impact of share-based compensation	(134)		(0.00)	(86)		(0.00)

Funds from Operations	63,520	87,512,034	0.73	51,226	83,799,613	0.61

TCO's average ownership percentage of TRG	69.0%			69.1%

Funds from Operations attributable to TCO	43,815		0.73	35,383		0.61

Funds from Operations				51,226	83,799,613	0.61

The Pier Shops' and Regency Square's negative FFO				4,664		0.06

Funds from Operations,
excluding The Pier Shops and Regency Square				55,890	83,799,613	0.67

TCO's average ownership percentage of TRG				69.1%

Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square				38,604		0.67

Taubman Centers/9

TAUBMAN CENTERS, INC.
Table 5 - Reconciliation of Net Income Attributable to Taubman Centers, Inc. Common Shareowners to Funds from Operations
For the Six Months Ended June 30, 2012 and 2011
(in thousands of dollars except as noted; may not add or recalculate due to rounding)

	2012			2011
		Shares	Per Share		Shares	Per Share
	Dollars	/Units	/Unit	Dollars	/Units	/Unit

Net income attributable to TCO common shareowners - Basic	33,904	58,518,442	0.58	19,060	55,875,329	0.34

Add impact of share-based compensation	302	1,536,180		184	1,501,547

Net income attributable to TCO common shareowners - Diluted	34,206	60,054,622	0.57	19,244	57,376,876	0.34

Add depreciation of TCO's additional basis	3,440		0.06	3,440		0.06

Net income attributable to TCO common shareowners,
excluding step-up depreciation	37,646	60,054,622	0.63	22,684	57,376,876	0.40

Add:
Noncontrolling share of income of TRG - continuing operations	16,889	26,459,564		14,149	25,286,721
Noncontrolling share of loss of TRG - discontinued operations				(3,954)
Distributions to participating securities	806	871,262		762	871,262

Net income attributable to partnership unitholders
and participating securities	55,341	87,385,448	0.63	33,641	83,534,859	0.40

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	72,669		0.83	66,449		0.80
Consolidated businesses at 100% - discontinued operations				3,669		0.04
Depreciation of TCO's additional basis	(3,440)		(0.04)	(3,440)		(0.04)
Noncontrolling partners in consolidated joint ventures	(4,762)		(0.05)	(5,707)		(0.07)
Share of Unconsolidated Joint Ventures	10,475		0.12	10,864		0.13
Non-real estate depreciation	(1,309)		(0.01)	(1,337)		(0.02)

Less impact of share-based compensation	(302)		(0.00)	(184)		(0.00)

Funds from Operations	128,672	87,385,448	1.47	103,955	83,534,859	1.24

TCO's average ownership percentage of TRG	68.9%			68.8%

Funds from Operations attributable to TCO	88,605		1.47	71,563		1.24

Funds from Operations				103,955	83,534,859	1.24

The Pier Shops' and Regency Square's negative FFO				9,024		0.11

Funds from Operations,
excluding The Pier Shops and Regency Square				112,979	83,534,859	1.35

TCO's average ownership percentage of TRG				68.8%

Funds from Operations attributable to TCO,
excluding The Pier Shops and Regency Square				77,779		1.35

Taubman Centers/10

TAUBMAN CENTERS, INC.
Table 6 - Reconciliation of Net Income to Beneficial Interest in EBITDA
For the Periods Ended June 30, 2012 and 2011
(in thousands of dollars; amounts attributable to TCO may not recalculate due to rounding)

	Three Months Ended		Year to Date
	2012	2011	2012	2011

Net income	31,448	20,290	63,625	44,734

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	36,235	34,424	72,669	66,449
Consolidated businesses at 100% - discontinued operations		1,905		3,669
Noncontrolling partners in consolidated joint ventures	(2,338)	(3,142)	(4,762)	(5,707)
Share of Unconsolidated Joint Ventures	5,364	5,378	10,475	10,864

Add (less) interest expense and income tax expense (benefit):
Interest expense:
Consolidated businesses at 100% - continuing operations	36,676	29,691	74,203	59,465
Consolidated businesses at 100% - discontinued operations		5,779		11,020
Noncontrolling partners in consolidated joint ventures	(4,203)	(2,743)	(8,409)	(5,642)
Share of Unconsolidated Joint Ventures	8,225	7,247	16,319	15,324
Share of income tax expense (benefit)	515	(5)	726	205

Less noncontrolling share of income of consolidated joint ventures	(2,875)	(2,785)	(4,709)	(6,170)

Beneficial Interest in EBITDA	109,047	96,039	220,137	194,211

TCO's average ownership percentage of TRG	69.0%	69.1%	68.9%	68.8%

Beneficial Interest in EBITDA attributable to TCO	75,219	66,335	151,593	133,694

Taubman Centers/11

TAUBMAN CENTERS, INC.
Table 7 - Reconciliation of Net Income to Net Operating Income (NOI)
For the Periods Ended June 30, 2012 and 2011
(in thousands of dollars)

	Three Months Ended				Three Months Ended				Year to Date				Year to Date
	2012		2011		2011		2010		2012		2011		2011		2010

Net income	31,448		20,290		20,290		18,484		63,625		44,734		44,734		35,297

Add (less) depreciation and amortization:
Consolidated businesses at 100% - continuing operations	36,235		34,424		34,424		33,976		72,669		66,449		66,449		69,044
Consolidated businesses at 100% - discontinued operations			1,905		1,905		1,942				3,669		3,669		3,958
Noncontrolling partners in consolidated joint ventures	(2,338)		(3,142)		(3,142)		(2,503)		(4,762)		(5,707)		(5,707)		(5,018)
Share of Unconsolidated Joint Ventures	5,364		5,378		5,378		5,323		10,475		10,864		10,864		10,801

Add (less) interest expense and income tax expense:
Interest expense:
Consolidated businesses at 100% - continuing operations	36,676		29,691		29,691		32,904		74,203		59,465		59,465		65,414
Consolidated businesses at 100% - discontinued operations			5,779		5,779		5,019				11,020		11,020		9,926
Noncontrolling partners in consolidated joint ventures	(4,203)		(2,743)		(2,743)		(5,293)		(8,409)		(5,642)		(5,642)		(10,513)
Share of Unconsolidated Joint Ventures	8,225		7,247		7,247		8,248		16,319		15,324		15,324		16,450
Share of income tax expense (benefit)	515		(5)		(5)		114		726		205		205		310

Less noncontrolling share of income of consolidated joint ventures	(2,875)		(2,785)		(2,785)		(1,968)		(4,709)		(6,170)		(6,170)		(3,981)

Add EBITDA attributable to outside partners:
EBITDA attributable to noncontrolling partners in consolidated joint ventures	9,393		8,670		8,670		9,764		17,860		17,519		17,519		19,512
EBITDA attributable to outside partners in Unconsolidated Joint Ventures	20,242		19,487		19,487		18,656		40,723		39,198		39,198		38,138

EBITDA at 100%	138,682		124,196		124,196		124,666		278,720		250,928		250,928		249,338

Add (less) items excluded from shopping center NOI:
General and administrative expenses	10,043		8,005		8,005		7,036		18,450		15,289		15,289		14,425
Management, leasing, and development services, net	(1,572)		(2,157)		(2,157)		(1,822)		(1,698)		(5,737)		(5,737)		(3,285)
Gains on sales of peripheral land			(519)		(519)		(1,040)				(519)		(519)		(1,040)
Interest income	(64)		(170)		(170)		(99)		(196)		(303)		(303)		(260)
Straight-line of rents	(1,831)		(334)		(334)		(552)		(2,480)		(543)		(543)		(524)
Non-center specific operating expenses and other	8,520		7,547		7,547		5,633		15,416		14,812		14,812		11,815

NOI - all centers at 100%	153,778		136,568		136,568		133,822		308,212		273,927		273,927		270,469

Less - NOI of non-comparable centers	(7,032)	(1)	(1,057)	(2)	(1,057)	(2)	(2,093)	(2)	(12,771)	(1)	(1,876)	(2)	(1,876)	(2)	(4,137)	(2)

NOI at 100% - comparable centers	146,746		135,511		135,511		131,729		295,441		272,051		272,051		266,332

NOI - growth %	8.3%				2.9%				8.6%				2.1%

NOI at 100% - comparable centers	146,746		135,511		135,511		131,729		295,441		272,051		272,051		266,332

Lease cancellation income	(950)		(816)		(816)		(3,235)		(1,939)		(2,199)		(2,199)		(9,182)

NOI at 100% - comparable centers excluding lease cancellation income	145,796		134,695		134,695		128,494		293,502		269,852		269,852		257,150

NOI excluding lease cancellation income - growth %	8.2%				4.8%				8.8%				4.9%

(1)	Includes City Creek Center, The Mall at Green Hills, The Gardens on El Paseo and El Paseo Village.
(2)	Includes The Pier Shops and Regency Square.

Taubman Centers/12

TAUBMAN CENTERS, INC.
Table 8 - Balance Sheets
As of June 30, 2012 and December 31, 2011
(in thousands of dollars)

	As of
	June 30, 2012	December 31, 2011
Consolidated Balance Sheet of Taubman Centers, Inc. :

Assets:
Properties	4,125,093	4,020,954
Accumulated depreciation and amortization	(1,330,341)	(1,271,943)
	2,794,752	2,749,011
Investment in Unconsolidated Joint Ventures	76,303	75,582
Cash and cash equivalents	45,227	24,033
Restricted cash (1)	4,485	295,318
Accounts and notes receivable, net	39,964	59,990
Accounts receivable from related parties	2,282	1,418
Deferred charges and other assets	133,059	131,440
	3,096,072	3,336,792
Liabilities:
Mortgage notes payable	2,836,148	2,864,135
Installment notes (1)		281,467
Accounts payable and accrued liabilities	248,642	255,146
Distributions in excess of investments in and net income of
Unconsolidated Joint Ventures	306,599	192,257
	3,391,389	3,593,005

Redeemable noncontrolling interests	82,337	84,235

Equity:
Taubman Centers, Inc. Shareowners' Equity:
Series B Non-Participating Convertible Preferred Stock	26	26
Series G Cumulative Redeemable Preferred Stock
Series H Cumulative Redeemable Preferred Stock
Common stock	588	580
Additional paid-in capital	670,662	673,923
Accumulated other comprehensive loss	(30,231)	(27,613)
Dividends in excess of net income	(883,591)	(863,040)
	(242,546)	(216,124)
Noncontrolling interests:
Noncontrolling interests in consolidated joint ventures	(104,374)	(101,872)
Noncontrolling interests in partnership equity of TRG	(30,734)	(22,452)
	(135,108)	(124,324)
	(377,654)	(340,448)
	3,096,072	3,336,792

Combined Balance Sheet of Unconsolidated Joint Ventures :

Assets:
Properties	1,109,732	1,107,314
Accumulated depreciation and amortization	(459,040)	(446,059)
	650,692	661,255
Cash and cash equivalents	27,022	22,042
Accounts and notes receivable, net	15,914	24,628
Deferred charges and other assets	26,144	21,289
	719,772	729,214
Liabilities:
Mortgage notes payable	1,273,666	1,138,808
Accounts payable and other liabilities, net	55,639	55,737
	1,329,305	1,194,545

Accumulated Deficiency in Assets:
Accumulated deficiency in assets - TRG	(345,311)	(235,525)
Accumulated deficiency in assets - Joint Venture Partners	(242,314)	(211,478)
Accumulated other comprehensive income (loss) - TRG	(10,954)	(9,233)
Accumulated other comprehensive income (loss) - Joint Venture Partners	(10,954)	(9,095)
	(609,533)	(465,331)
	719,772	729,214

(1)	Installment notes were paid in full in February 2012 with restricted cash drawn on the Company's line of credit as of December 31, 2011.

Taubman Centers/13

TAUBMAN CENTERS, INC.
Table 9 - Annual Guidance
(all dollar amounts per common share on a diluted basis; amounts may not add due to rounding)

	Range for Year Ended
	December 31, 2012

Adjusted Funds from Operations per common share	3.24	3.29

Early extinguishment of debt charge (1)	(0.02)	(0.02)

Funds from Operations per common share	3.22	3.27

Real estate depreciation - TRG	(1.82)	(1.78)

Distributions on participating securities of TRG	(0.02)	(0.02)

Depreciation of TCO's additional basis in TRG	(0.11)	(0.11)

Net income attributable to common shareowners, per common share (EPS)	1.27	1.37

(1)
In October 2012, we expect to refinance the existing $197.8 million, 5.46% loan on The Mall at Millenia, a 50 percent owned joint venture. Since this is earlier than allowed under the current loan, the partnership is expected to incur approximately $3.2 million in defeasance charges, of which $1.6 million is our share. The new 12 year, non-recourse $350 million loan will bear interest at a fixed rate of 4%.